UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) January 19, 2024

SPIRIT AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35186		38-1747023
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification Number)

2800 Executive Way	Miramar,	Florida	33025
(Address of Principal Executive)			(Zip Code)
(954) 447-7920
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SAVE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On January 19, 2024, Spirit Airlines, Inc. (the "Company" or "Spirit") provided an update to investors (the "Investor Update") announcing certain preliminary estimates for the fourth quarter and full year 2023. The Company’s unaudited interim consolidated financial statements for the fourth quarter and full year 2023 are not yet complete and results may vary from these preliminary estimates upon completion of closing procedures.
A copy of the Investor Update is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 2.02. The information contained in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 2.02 of this report.
Item 7.01    Regulation FD Disclosure.
On January 19, 2024, Spirit provided an update to investors regarding the Company's fourth quarter and full year 2023 (as described in Item 2.02 above) and first quarter 2024 guidance and other items (the "Investor Update"); a copy of which is furnished pursuant to this Item 7.01 as Exhibit 99.1 and is incorporated herein by reference. The guidance provided therein is only an estimate of what the Company believes is realizable as of the date of the Investor Update. Actual results may vary from the guidance and the variations may be material. The Company undertakes no intent or obligation to publicly update or revise any of these projections, whether as a result of new information, future events or otherwise, except as required by law. The Company reserves the right to discontinue availability of the Investor Update from its website at any time.
The information set forth above in Item 2.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 7.01
A copy of the Investor Update is attached in this report furnished pursuant to Item 7.01 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this report.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

The following is furnished as an exhibit to this report and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act:

Exhibit No.	Description
99.1	Investor Update as of January 19, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2024	SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield
Name: Thomas Canfield
Title: Senior Vice President and General Counsel